As filed with the Securities and Exchange Commission on December 7, 1999

                                                      Registration No. 333-64599
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                               AMENDMENT NO. 5 TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               -------------------

                                 BERRY PLASTICS CORPORATION
                     (Exact name of registrant as specified in charter)

           Delaware                            3089                         35-1813706
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                  BPC HOLDING CORPORATION
                     (Exact name of registrant as specified in charter)

           Delaware                            3089                         35-1814673
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                   BERRY IOWA CORPORATION
                     (Exact name of registrant as specified in charter)

           Delaware                            3089                          42-1382173
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                 BERRY TRI-PLAS CORPORATION
                     (Exact name of registrant as specified in charter)

           Delaware                            3089                          56-1949250
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                 BERRY STERLING CORPORATION
                     (Exact name of registrant as specified in charter)

           Delaware                            3089                         54-1749681
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)        Identification Number)

                                       AEROCON, INC.
                     (Exact name of registrant as specified in charter)

           Delaware                            3089                         35-1948748
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                    PACKERWARE CORPORATION
                      (Exact name of registrant as specified in charter)

           Delaware                            3089                            N/A
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                              BERRY PLASTICS DESIGN CORPORATION
                      (Exact name of registrant as specified in charter)

            Delaware                           3089                         62-1689708
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                      VENTURE PACKAGING, INC.
                         (Exact name of registrant as specified in charter)

            Delaware                           3089                         51-0368479
(State or other jurisdiction of    (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)     Classification Code Number)       Identification Number)

                                  VENTURE PACKAGING MIDWEST, INC.
                         (Exact name of registrant as specified in charter)

            Delaware                           3089                         34-1809003
(State or other jurisdiction of    (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)     Classification Code Number)       Identification Number)

                                 VENTURE PACKAGING SOUTHEAST, INC.
                         (Exact name of registrant as specified in charter)

            Delaware                           3089                         57-1029638
(State or other jurisdiction of    (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)     Classification Code Number)       Identification Number)

                                        NIM HOLDINGS LIMITED
                         (Exact name of registrant as specified in charter)

        England and Wales                      3089                            N/A
(State or other jurisdiction of    (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)     Classification Code Number)       Identification Number)

                                NORWICH INJECTION MOULDERS LIMITED
                        (Exact name of registrant as specified in charter)

        England and Wales                      3089                            N/A
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                      KNIGHT PLASTICS, INC.
                        (Exact name of registrant as specified in charter)

            Delaware                          3089                          35-2056610
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)
                                         _______________

                                     CPI HOLDING CORPORATION
                        (Exact name of registrant as specified in charter)

            Delaware                          3089                          34-1820303
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                     CARDINAL PACKAGING, INC.
                        (Exact name of registrant as specified in charter)

             Ohio                             3089                          34-1396561
(State or other jurisdiction of     (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)      Classification Code Number)        Identification Number)

                                   NORWICH ACQUISITION LIMITED
                        (Exact name of registrant as specified in charter)

       England and Wales                      3089                             N/A
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                           BERRY PLASTICS ACQUISITION CORPORATION
                     (Exact name of registrant as specified in charter)

           Delaware                            3089                            N/A
(State or other jurisdiction of     (Primary Standard Industrial         (I.R.S. Employer
 incorporation or organization)      Classification Code Number)       Identification Number)

                                101 Oakley Street
                            Evansville, Indiana 47710
                                 (812) 424-2904
               (Address, including zip code, and telephone number,
        including area code, of registrants' principal executive offices)

                                 _______________

                                Martin R. Imbler
                      President and Chief Executive Officer
                           Berry Plastics Corporation
                                101 Oakley Street
                            Evansville, Indiana 47710
                                 (812) 424-2904
            (Name, address, including zip code, and telephone number,
              including area code, of agent for service of process)

                                 _______________

                                 WITH COPIES TO:
                              James M. Lurie, Esq.
                        O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (212) 408-2400

                                 _______________


        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

      If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________________

      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICIALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

      NO DEALER, SALES PERSON OR ANY OTHER PERSON IS AUTHORIZED IN CONNECTION WITH ANY OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SECURITIES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

      ---------------------------------------------------------------------

               TABLE OF CONTENTS

                                                   PAGE
Available Information ...........................   ii
Summary of Prospectus ...........................    1
Risk Factors ....................................   12
Company History .................................   20
The Exchange Offer ..............................   22
Capitalization ..................................   30
Pro Forma Condensed Consolidated
   Financial Statements .........................   31
Selected Historical Financial Data ..............   35
Management's Discussion and Analysis
   of Financial Condition and Results
   of Operations ................................   37
Business ........................................   43
Management ......................................   53
Principal Stockholders ..........................   60
Certain Transactions ............................   62
Description of Certain Indebtedness .............   66
Description of Notes ............................   69
Material Federal Income Tax
   Considerations ...............................   90
Plan of Distribution ............................   94
Legal Matters ...................................   94
Experts .........................................   95
Index to Financial Statements ...................   F-1



                                   $25,000,000


                           BERRY PLASTICS CORPORATION

                   12 1/4% SERIES C SENIOR SUBORDINATED NOTES
                                    DUE 2004



                                -----------------
                                   PROSPECTUS
                                -----------------



                                DECEMBER 7, 1999

================================================================================

                                     PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The Certificate or Articles of Incorporation of the Company and each of the Guarantors (except Norwich), in each case as amended, provide that the Company and the Guarantors shall indemnify their respective directors to the fullest extent permitted under the DGCL, Kansas General Corporation Code, Ohio General Corporation Law, South Carolina Business Corporation Act and the laws of England and Wales (collectively, the "Corporation Law"), as applicable.

      The Corporation Law provides for indemnification by the Company and each of the Guarantors of their respective directors and officers. In addition, the By-laws of each of the Company and each Guarantor require the respective company to indemnify its current or former directors and officers to the fullest extent permitted by the applicable Corporation Law.


ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) EXHIBITS

  2.1 Asset Purchase Agreement dated February 12, 1992, among the Company, Berry Iowa, Berry Carolina, Inc., Genpak Corporation, a New York corporation, and Innopac International Inc., a public Canadian corporation (filed as Exhibit 10.1 to the Registration Statement on Form S-1 filed on February 24, 1994 (Registration No. 33-75706) (the "Form S-1") and incorporated herein by reference)

  2.2 Asset Purchase Agreement dated December 24, 1994, between the Company and Berry Plastics, Inc. (filed as Exhibit 10.2 to the Form S-1 and incorporated herein by reference)

  2.3 Asset Purchase Agreement dated March 1, 1995, among Berry Sterling, Sterling Products, Inc. and the stockholders of Sterling Products, Inc. (filed as Exhibit 2.3 to the Annual Report on Form 10-K filed on March 31, 1995 (the "1994 Form 10-K") and incorporated herein by reference)

  2.4 Asset Purchase Agreement dated December 21, 1995, among Berry Tri-Plas, Tri-Plas, Inc. and Frank C. DeVore (filed as Exhibit 2.4 to the Annual Report on Form 10-K filed on March 28, 1996 (the "1995 Form 10-K") and incorporated herein by reference)

  2.5 Asset Purchase Agreement dated January 23, 1996, between the Company and Alpha Products, Inc. (filed as Exhibit 2.5 to the 1995 Form 10-K and incorporated herein by reference)

  2.6 Stock Purchase and Recapitalization Agreement dated as of June 12, 1996, by and among Holding, BPC Mergerco, Inc. ("Mergerco") and the other parties thereto (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on July 3, 1996 (the "Form 8-K") and incorporated herein by reference)

  2.7 Preferred Stock and Warrant Purchase Agreement dated as of June 12, 1996, by and among Holding, Mergerco, Chase Venture Capital Associates, L.P. ("CVCA") and The Northwestern Mutual Life Insurance Company ("Northwestern") (filed as Exhibit 2.2 to the Form 8-K and incorporated herein by reference)

  2.8 Agreement and Plan of Merger dated as of June 18, 1996, by and between Holding and Mergerco (filed as Exhibit 2.3 to the Form 8-K and incorporated herein by reference)

  2.9 Certificate of Merger of Mergerco with and into Holding, dated as of June 18, 1996 (filed as Exhibit 2.9 to the Registration Statement on Form S-4 filed on July 17, 1996 (Registration No. 333-08313) (the "1996 Form S-4") and incorporated herein by reference)

  2.10 Agreement and Plan of Reorganization dated as of January 14, 1997 (the "PackerWare Reorganization Agreement"), among the Company, PackerWare Acquisition Corporation, PackerWare Corporation and the shareholders of PackerWare (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on February 4, 1997 (the "1997 8-K") and incorporated herein by reference)

  2.11 Amendment to the PackerWare Reorganization Agreement dated as of January 20, 1997 (filed as Exhibit 2.2 to the 1997 8-K and incorporated herein by reference)

  2.12 Asset Purchase Agreement dated as of January 17, 1997, among the Company, Container Industries and the shareholders of Container Industries (filed as Exhibit 2.12 to the Annual Report on Form 10-K for the fiscal year ended December 28, 1996 (the "1996 Form 10-K") and incorporated herein by reference)

  2.13 Agreement and Plan of Reorganization dated as of January 14, 1997, as amended on January 20, 1997, among the Company, PackerWare Acquisition Corporation, PackerWare Corporation and the Shareholders of PackerWare Corporation (filed as Exhibits 2.1 and 2.2 to the Current Report on Form 8-K filed February 3, 1997 and incorporated herein by reference)

  2.14 Asset Purchase Agreement dated May 13, 1997, among the Company, Berry Design, Virginia Design Packaging Corp. and the shareholders of Virginia Design Packaging Corp. (filed as Exhibit 2.14 to the Annual Report on Form 10-K for the fiscal year ended December 27, 1997 (the "1997 Form 10-K") and incorporated herein by reference)

**2.15 Agreement for the Sale and Purchase of the Entire Issued Share Capital of Norwich Injection Moulders Limited dated July 2, 1998, among the Company, NIM Holdings Limited and the persons listed on
           Schedule 1 thereto

  2.16 Stock Purchase Agreement dated June 18, 1999 among the Company, CPI Holding, Cardinal and the Shareholders of CPI Holding (filed as
           Exhibit 2.1 to the Current Report on Form 8-K filed on July 21, 1999 and incorporated herein by reference).

  3.1 Amended and Restated Certificate of Incorporation of Holding (filed as Exhibit 3.1 to the 1996 Form S-4 and incorporated herein by reference)

  3.2 By-laws of Holding (filed as Exhibit 3.2 to the Form S-1 and incorporated herein by reference)

  3.3 Certificate of Incorporation of the Company (filed as Exhibit 3.3 to the Form S-1 and incorporated herein by reference)

  3.4 By-laws of the Company (filed as Exhibit 3.4 to the Form S-1 and incorporated herein by reference)

  3.5 Certificate of Incorporation of Berry Iowa (filed as Exhibit 3.5 to the Form S-1 and incorporated herein by reference)

  3.6 By-laws of Berry Iowa (filed as Exhibit 3.6 to the Form S-1 and incorporated herein by reference)

  3.7 Certificate of Incorporation of Berry Tri-Plas (filed as Exhibit 3.7 to the Form S-1 and incorporated herein by reference)

  3.8 By-laws of Berry Tri-Plas (filed as Exhibit 3.8 to the Form S-1 and incorporated herein by reference)

  3.9 Certificate of Amendment to the Certificate of Incorporation of Berry Tri-Plas (filed as Exhibit 3.9 to the 1996 Form 10-K and incorporated herein by reference)

  3.10 Certificate of Designation, Preferences, and Rights of Series B Cumulative Preferred Stock of Holding (filed as Exhibit 3.10 to the 1997 Form 10-K and incorporated herein by reference)

**3.11     Certificate of Incorporation of Berry Sterling

**3.12     By-laws of Berry Sterling

**3.13     Certificate of Incorporation of AeroCon

**3.14     By-laws of AeroCon

**3.15     Articles of Incorporation of PackerWare

**3.16     By-laws of PackerWare

**3.17     Certificate of Incorporation of Berry Design

**3.18     By-laws of Berry Design

**3.19     Certificate of Incorporation of Venture Holdings

**3.20     By-laws of Venture Holdings

**3.21     Articles of Incorporation of Venture Midwest

**3.22     By-laws of Venture Midwest

**3.23     Articles of Incorporation for Venture Southeast

**3.24     By-laws of Venture Southeast

**3.25     Memorandum of Association of NIM Holdings

**3.26     Articles of Association of NIM Holdings

**3.27     Memorandum of Association of Norwich

**3.28     Articles of Association of Norwich

**3.29     Certificate of Incorporation of Knight Plastics

**3.30     By-laws of Knight Plastics

**3.31     Certificate of Incorporation of CPI Holding Corporation

**3.32     By-laws of CPI Holding Corporation

**3.33     Certificate of Incorporation of Cardinal Packaging, Inc.

**3.34     Code of Regulations of Cardinal Packaging, Inc.

**3.35     Memorandum of Association of Norwich Acquisition Limited

**3.36     Articles of Association of Norwich Acquisition Limited

**3.37     Certificate of Incorporation of Berry Plastics Acquisitions
           Corporation

**3.38     By-laws of Berry Plastics Acquisition Corporation

  4.1 Indenture between the Company and United States Trust Company of New York, as Trustee dated April 21, 1994 (filed as Exhibit 4.1 to the Registration Statement filed on Form S-4 (Registration file number 333-85739) on August 20, 1999 and incorporated herein by reference)

  4.2 Warrant Agreement between Holding and United States Trust Company of New York, as Warrant Agent (filed as Exhibit 4.2 to the Form S-1 and incorporated herein by reference)

  4.3 Indenture dated as of June 18, 1996, between Holding and First Trust of New York, National Association, as Trustee (the "Trustee"), relating to Holding's Series A and Series B 12.5% Senior Secured Notes Due 2006 (filed as Exhibit 4.3 to the 1996 Form S-4 and incorporated herein by reference)

  4.4 Pledge, Escrow and Disbursement Agreement dated as of June 18, 1996, by and among Holding, the Trustee and First Trust of New York, National Association, as Escrow Agent (filed as Exhibit 4.4 to the 1996 Form S-4 and incorporated herein by reference)

  4.5 Holding Pledge and Security Agreement dated as of June 18, 1996, between Holding and First Trust of New York, National Association, as Collateral Agent (filed as Exhibit 4.5 to the 1996 Form S-4 and incorporated herein by reference)

  4.6 Registration Rights Agreement dated as of June 18, 1996, by and among Holding and DLJ (filed as Exhibit 4.6 to the 1996 Form S-4 and incorporated herein by reference)

  4.7 BPC Holding Corporation 1996 Stock Option Plan (filed as Exhibit 4.7 to the 1996 Form 10-K and incorporated herein by reference)

  4.8 Form of Nontransferable Performance-Based Incentive Stock Option Agreement (filed as Exhibit 4.7 to the 1996 Form 10-K and incorporated herein by reference)

**4.9 Indenture dated as of August 24, 1998 among the Company, the Guarantors and United States Trust Company of New York, as trustee

**4.10 Registration Rights Agreement dated as of August 24, 1998 by and among the Company, the Guarantors and DLJ

  4.11 Indenture dated as of July 6, 1999 among the Company, the Guarantors and United States Trust Company of New York , as trustee (filed as
           Exhibit 10.27 of the S-4 of the Company filed on August 20, 1999 (Registration No. 333-85739) and incorporated herein by reference).

  4.12 Registration Rights Agreement dated as of July 6, 1999 by and among the Company, the Guarantors, DLJ and Chase Securities, Inc. (filed as
           Exhibit 10.28 to the S-4 of the Company filed on August 20, 1999 (Registration No. 333-85739) and incorporated herein by reference).

**5 Opinion of O'Sullivan Graev & Karabell, LLP (including the consent of such firm) regarding the legality of the securities being offered

 *8 Opinion of O'Sullivan Graev & Karabell, LLP regarding the material United States Federal income tax consequences to the holders of the securities being offered

**10.1 Second Amended and Restated Financing and Security Agreement dated as of July 2, 1998, as amended, by and among the Company, NIM Holdings, Norwich, Fleet Capital Corporation, General Electric Capital Corporation, Heller Financial, Inc. and NationsBank, N.A.

 10.2 Employment Agreement dated December 24, 1990, as amended, between the Company and Martin R. Imbler ("Imbler") (filed as Exhibit 10.9 to the Form S-1 and incorporated herein by reference)

 10.3 Amendment to Imbler Employment Agreement dated November 30, 1995 (filed as Exhibit 10.6 to the 1995 Form 10-K and incorporated herein by reference)

 10.4 Amendment to Imbler Employment Agreement dated June 30, 1996 (filed as Exhibit 10.4 to the 1996 Form S-4 and incorporated herein by reference)

 10.5 Employment Agreement dated December 24, 1990, as amended, between the Company and R. Brent Beeler ("Beeler") (filed as Exhibit 10.10 to the Form S-1 and incorporated herein by reference)

 10.6 Amendment to Beeler Employment Agreement dated November 30, 1995 (filed as Exhibit 10.8 to the 1995 Form 10-K and incorporated herein by reference)

 10.7 Amendment to Beeler Employment Agreement dated June 30, 1996 (filed as Exhibit 10.7 to the 1996 Form S-4 and incorporated herein by reference)

 10.8 Employment Agreement dated December 24, 1990, as amended, between the Company and James M. Kratochvil ("Kratochvil") (filed as Exhibit
           10.12 to the Form S-1 and incorporated herein by reference)

 10.9 Amendment to Kratochvil Employment Agreement dated November 30, 1995 (filed as Exhibit 10.12 to the 1995 Form 10-K and incorporated herein by reference)

 10.10 Amendment to Kratochvil Employment Agreement dated June 30, 1996 (filed as Exhibit 10.13 to the 1996 Form S-4 and incorporated herein by reference)

 10.11 Employment Agreement dated as of January 1, 1993, between the Company and Ira G. Boots ("Boots") (filed as Exhibit 10.13 to the Form S-1 and incorporated herein by reference)

 10.12 Amendment to Boots Employment Agreement dated November 30, 1995 (filed as Exhibit 10.14 to the 1995 Form 10-K and incorporated herein by reference)

 10.13     Amendment to Boots Employment Agreement dated June 30, 1996 (filed as
           Exhibit 10.16 to the 1996 Form S-4 and incorporated herein by reference)

 10.14 Financing Agreement dated as of April 1, 1991, between the City of Henderson, Nevada Public Improvement Trust and the Company (including exhibits) (filed as Exhibit 10.17 to the Form S-1 and incorporated herein by reference)

**10.15    Letter of Credit of NationsBank, N.A. dated April 16, 1997

 10.16 Purchase Agreement dated as of June 12, 1996, between Holding and DLJ relating to the 12.5% Senior Secured Notes due 2006 (filed as Exhibit
           10.22 to the 1996 Form S-4 and incorporated herein by reference)

 10.17 Stockholders Agreement dated as of June 18, 1996, among Holding, Atlantic Equity Partners International II, L.P., CVCA and the other parties thereto (filed as Exhibit 10.23 to the 1996 Form S-4 and incorporated herein by reference)

 10.18 Warrant to purchase Class B Common Stock of Holding dated June 18, 1996, issued to CVCA (Warrant No. 1) (filed as Exhibit 10.24 to the 1996 Form S-4 and incorporated herein by reference)

 10.19 Warrant to purchase Class B Common Stock of Holding dated June 18, 1996, issued to CVCA (Warrant No. 2) (filed as Exhibit 10.25 to the 1996 Form S-4 and incorporated herein by reference)

 10.20 Warrant to purchase Class B Common Stock of Holding dated June 18, 1996, issued to The Northwestern Mutual Life Insurance Company (Warrant No. 3) (filed as Exhibit 10.26 to the 1996 Form S-4 and incorporated herein by reference)

 10.21 Warrant to purchase Class B Common Stock of Holding dated June 18, 1996, issued to The Northwestern Mutual Life Insurance Company (Warrant No. 4) (filed as Exhibit 10.27 to the 1996 Form S-4 and incorporated herein by reference)

 10.22 Amended and Restated Stockholders Agreement dated June 18, 1996, among Holding and certain stockholders of Holding (filed as Exhibit
           10.28 to the 1996 Form S-4 and incorporated herein by reference)

 10.23 Second Amended and Restated Management Agreement dated June 18, 1996, between First Atlantic Capital, Ltd. and the Company (filed as
           Exhibit 10.29 to the 1996 Form S-4 and incorporated herein by reference)

 10.24 Warrant to purchase Class B Non-Voting Common Stock of BPC Holding Corporation, dated August 29, 1997, issued to Willard J. Rathbun (filed as Exhibit 10.30 to the 1997 Form 10-K and incorporated herein by reference)

 10.25 Warrant to purchase Class B Non-Voting Common Stock of BPC Holding Corporation, dated August 29, 1997, issued to Craig Rathbun (filed as
           Exhibit 10.31 to the 1997 Form 10-K and incorporated herein by reference)

**10.26 Purchase Agreement dated August 19, 1998 among the Company, the Guarantors and DLJ

**10.27 Purchase Agreement dated July 6, 1999 among the Company, the Guarantors, DLJ and Chase Securities Inc.

**21       List of Subsidiaries

**23.1 Consent of O'Sullivan Graev & Karabell, LLP (included as part of its opinion filed as Exhibit 5 hereto)

**23.2     Consent of Ernst & Young LLP, independent auditors

**23.3     Consent of Deloitte & Touche LLP, independent auditors

**23.4     Consent of Lovewell Blake, independent auditors

**24       Powers of Attorney

**25 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of United States Trust Company of New York, as Trustee (separately bound)

**27       Financial Data Schedule

**99.1     Form of Letter of Transmittal

**99.2     Form of Notice of Guaranteed Delivery

**99.3 Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees

**99.4     Form of Letter to Clients


----------
* Filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.

                                    BERRY PLASTICS CORPORATION



                                    By:/S/ MARTIN R.IMBLER
                                       Martin R. Imbler
                                       President and Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE

               *
_______________________________ Chairman of the Board of      December 7, 1999
      Roberto Buaron            Directors



               *
_______________________________ President, Chief Executive    December 7, 1999
      Martin R. Imbler          Officer and Director
                                (Principal Executive Officer)


               *
_______________________________ Executive Vice President,     December 7, 1999
      James M. Kratochvil       Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)


               *
_______________________________ Director                      December 7, 1999
      Ira G. Boots


               *
_______________________________ Director                      December 7, 1999
      David M. Clarke


               *
_______________________________ Director                      December 7, 1999
      Lawrence G. Graev


               *
_______________________________ Director                      December 7, 1999
      Joseph S. Levy

               *
_______________________________ Director                      December 7, 1999
      Donald J. Hofmann

               *
_______________________________ Director                      December 7, 1999
      Mathew J. Lori




*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  BPC HOLDING CORPORATION


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:


        SIGNATURE                        TITLE                      DATE

            *
___________________________     Chairman of the Board of      December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President and Director        December 7, 1999
    Martin R. Imbler            (Principal Executive Officer)

            *
___________________________     Executive Vice President,     December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                      December 7, 1999
     David M. Clarke

            *
___________________________     Director                      December 7, 1999
    Lawrence G. Gracy

            *
___________________________     Director                      December 7, 1999
    Doanld J. Hofmann

            *
___________________________     Director                      December 7, 1999
     Joseph S. Levy

            *
___________________________     Director                     December 7, 1999
    Matthew J. Lori

*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorne-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  BERRY IOWA CORPORATION


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE

            *
___________________________     Chairman of the Board of       December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President, Chief Executive     December 7, 1999
    Martin R. Imbler            Officer and Director
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  BERRY TRI-PLAS CORPORATION


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:


         SIGNATURE                       TITLE                      DATE


            *
___________________________     Chairman of the Board of       December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President, Chief Executive
    Martin R. Imbler            Officer and Director           December 7, 1999
                                (Principal Executive Officer)
            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy


*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  BERRY STERLING CORPORATION


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE


            *
___________________________     Chairman of the Board of       December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President, Chief Executive     December 7, 1999
    Martin R. Imbler            Officer and Director
                                (Principal Executive Officer)
            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.

                                  AEROCON, INC.


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE


            *
___________________________     President, Chief Executive
    Martin R. Imbler            Officer and Chairman of the
                                Board of Directors             December 7, 1999
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy


*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  PACKERWARE CORPORATION


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE


            *
___________________________     Chairman of the Board of       December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President Chief Executive
    Martin R. Imbler            Officer and Director           December 7, 1999
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  BERRY PLASTICS DESIGN CORPORATION


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE


            *
___________________________     Chairman of the Board of       December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President, Chief Executive
    Martin R. Imbler            Officer and Director           December 7, 1999
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy


*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  VENTURE PACKAGING, INC.


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE


            *
___________________________     Chairman of the Board of       December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President, Chief Executive
    Martin R. Imbler            Officer and Director           December 7, 1999
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  VENTURE PACKAGING MIDWEST, INC.


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE


            *
___________________________     Chairman of the Board of       December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President, Chief Executive
    Martin R. Imbler            Officer and Director           December 7, 1999
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  VENTURE PACKAGING SOUTHEAST, INC.


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE


            *
___________________________     Chairman of the Board of       December 7, 1999
     Roberto Buaron             Directors

            *
___________________________     President, Chief Executive
    Martin R. Imbler            Officer and Director           December 7, 1999
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
   James M. Kratochvil          Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
     Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.



                                  NIM HOLDINGS LIMITED


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE

            *
___________________________     Chairman of the Board of
    Martin R. Imbler            Directors (Principal           December 7, 1999
                                (Principal Executive Officer)


            *
___________________________     Director (Principal            December 7, 1999
    James M. Kratochvil         Financial and
                                Accounting Officer)

            *
___________________________     Sales and Marketing
     Trevor D. Johnson          Director                       December 7, 1999


            *
___________________________     Managing Director              December 7, 1999
     Alan R. Sandell


            *
___________________________     Director                       December 7, 1999
     Ira G. Boots


            *
___________________________     Director                       December 7, 1999
    Graham Edwards



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  NORWICH INJECTION MOULDERS LIMITED


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          Chairman of the Board of Directors


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE

            *
___________________________     Chairman of the Board of       December 7, 1999
      Martin R. Imbler          Directors (Principal
                                Executive Officer)

            *
___________________________     Director (Principal            December 7, 1999
    James M. Kratochvil         Financial and Accounting
                                Officer)

            *
___________________________     Sales and Marketing            December 7, 1999
     Trevor D. Johnson          Director

            *
___________________________     Managing Director              December 7, 1999
      Alan R. Sandell

            *
___________________________     Director                       December 7, 1999
       Ira G. Boots


            *
___________________________     Director                       December 7, 1999
      Graham Edwards


            *
___________________________     Director                       December 7, 1999
      Douglas Bell


            *
___________________________     Director                       December 7, 1999
      Steven Cassidy


            *
___________________________     Director                       December 7, 1999
      Adrian Atkins



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  KNIGHT PLASTICS, INC.


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE

            *
___________________________     Chairman of the Board of       December 7, 1999
       Roberto Buaron           Directors


            *
___________________________     President, Chief Executive     December 7, 1999
      Martin R. Imbler          Officer and Director
                                (Principal Executive
                                Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
    James M. Kratochvil         Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
       Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  CPI HOLDING CORPORATION


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE

            *
___________________________     Chairman of the Board of       December 7, 1999
       Roberto Buaron           Directors


            *
___________________________     President, Chief Executive     December 7, 1999
      Martin R. Imbler          Officer and Director
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
    James M. Kratochvil         Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
       Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.


                                  CARDINAL PACKAGING, INC.


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE

            *
___________________________     Chairman of the Board of       December 7, 1999
       Roberto Buaron           Directors


            *
___________________________     President, Chief Executive     December 7, 1999
      Martin R. Imbler          Officer and Director
                                (Principal Executive Officer)

            *
___________________________     Executive Vice President,      December 7, 1999
    James M. Kratochvil         Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
       Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.



                                  NORWICH ACQUISITION LIMITED


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:


         SIGNATURE                       TITLE                      DATE

            *
___________________________     Chairman of the Board of       December 7, 1999
     Martin R. Imbler           Directors (Principal
                                Executive Officer)

            *
___________________________     Director (Principal            December 7, 1999
    James M. Kratochvil         Financial and Accounting
                                Officer)

            *
___________________________     Sales and Marketing            December 7, 1999
     Trevor D. Johnson          Director

            *
___________________________     Managing Director              December 7, 1999
      Alan R. Sandell

            *
___________________________     Director                       December 7, 1999
        Ira G. Boots


            *
___________________________     Director                       December 7, 1999
      Graham Edwards



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of December, 1999.



                                  BERRY PLASTICS ACQUISITION CORPORATION


                                  By: /s/ MARTIN R. IMBLER
                                          Martin R. Imbler
                                          President and Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

         SIGNATURE                       TITLE                      DATE

            *
___________________________     Chairman of the Board of       December 7, 1999
       Roberto Buaron           Directors


            *
___________________________     President, Chief Executive
                                Officer and Director
      Martin R. Imbler          (Principal Executive Officer)  December 7, 1999

            *
___________________________     Executive Vice President,      December 7, 1999
    James M. Kratochvil         Chief Financial Officer,
                                Treasurer and Secretary
                                (Principal Financial and
                                Accounting Officer)

            *
___________________________     Director                       December 7, 1999
       Joseph S. Levy



*By: /s/ JAMES M. KRATOCHVIL
         James M. Kratochvil
         Attorney-in-fact